Exhibit 10.72
LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 12
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
PHH MORTGAGE CORPORATION
(f/k/a Cendant Mortgage Corporation)
Dated as of
July 1, 2007

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 12
     LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO. 12, dated and effective as of July 1, 2007 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4804 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and PHH MORTGAGE CORPORATION, d/b/a PHH Mortgage Services, f/k/a Cendant Mortgage Corporation, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 (“PHH”).
     WHEREAS, MLCC and PHH are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000 (as amended and supplemented as of the date hereof, the “Purchase Agreement”);
     WHEREAS, each of MLCC and PHH desires to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
     NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
     SECTION 1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:
     (a) Schedule 1. Schedule 1 to the Purchase Agreement is hereby amended by deleting the text of such Schedule in its entirety and replacing it with the Schedule 1 attached to this Amendment Agreement.
     (b) Exhibit D. Exhibit D to the Purchase Agreement is hereby amended by deleting the text of such exhibit in its entirety and replacing it with the Exhibit D attached to this Amendment Agreement.
     (c) Section 1 of this Amendment Agreement shall be effective as of all applicable Mortgage Loans purchased and sold under the Purchase Agreement on and after July 1, 2007.
     SECTION 2. Governing Law. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment Agreement.
     SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 5. Ratification. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
     SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION

By:	/s/ Susan R. Longergan

Name:	Susan R. Longergan
Title:	President

PHH MORTGAGE CORPORATION

By:	/s/ Gregory A. Gentek

Name:	Gregory A. Gentek
Title:	Senior Vice President

SCHEDULE 1
Alternative Loans
I.	For Mortgage Loans purchased and sold under the Purchase Agreement from and after July 1, 2007, but prior to January 1, 2008.
1.	[***]

2.	[***]/[***]/[***]

3.	[***]/[***]/[***]

4.	[***]

5.	[***]

6.	[***],[***]/[***]/[***],[***]/[***]/[***],[***], or [***].

7.	[***]
II.	For Mortgage Loans purchased and sold under the Purchase Agreement from and after January 1, 2008.
1.	[***]

2.	[***]/[***]

3.	[***]/[***]

4.	[***]/[***]/[***]

5.	[***]/[***]/[***]

6.	[***]

7.	[***]

8.	[***],[***]/[***],[***]/[***],[***]/[***]/[***],[***]/[***]/[***],[***], or [***].

9.	[***]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D
Purchase Price Adjustment — Section 2(a)

Mortgage Loan Type	Price Adjustment
[***]	Principal Balance of Mortgage Loan at closing multiplied by [***]%

[***]/[***]	Principal Balance of Mortgage Loan at closing multiplied by [***]%[1]

[***]/[***]	Principal Balance of Mortgage Loan at closing multiplied by [***]%

[***]/[***]	Principal Balance of Mortgage Loan at closing multiplied by [***]%
Purchase Price Adjustment — Section 2(e)

Mortgage Loan Type	Price Adjustment
[***]	Principal Balance of Mortgage Loan at closing multiplied by [***]%

[***]	Principal Balance of Mortgage Loan at closing multiplied by [***]%

[1]	In the event that aggregate [***]/[***]originations during any calendar year exceed [***], the Price Adjustment for [***]/[***] in excess of [***]shall equal the principal balance of each such [***]/[***] at closing multiplied by [***]%.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.